                                                                   EXHIBIT 20.21


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                         MONTHLY SERVICER'S CERTIFICATE

           Accounting Date:                            December 31, 1999
                                                       -----------------
           Determination Date:                           January 7, 1999
                                                       -----------------
           Distribution Date:                           January 18, 1999
                                                       -----------------
           Monthly Period Ending:                      December 31, 1999
                                                       -----------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

    I.     Collection Account Summary

           Available Funds:
                             Payments Received                                                $10,740,795.71
                             Liquidation Proceeds (excluding Purchase Amounts)                   $626,868.63
                             Current Monthly Advances                                             222,425.78
                             Amount of withdrawal, if any, from the Spread Account               $177,465.81
                             Monthly Advance Recoveries                                          (221,336.34)
                             Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                             Purchase Amounts - Liquidated Receivables                                 $0.00
                             Income from investment of funds in Trust Accounts                    $52,302.17
                                                                                              --------------
           Total Available Funds                                                                                     $11,598,521.76
                                                                                                                     ==============

           Amounts Payable on Distribution Date:
                             Reimbursement of Monthly Advances                                         $0.00
                             Backup Servicer Fee                                                       $0.00
                             Basic Servicing Fee                                                 $208,066.86
                             Trustee and other fees                                                    $0.00
                             Class A-1 Interest Distributable Amount                                   $0.00
                             Class A-2 Interest Distributable Amount                                   $0.00
                             Class A-3 Interest Distributable Amount                                   $0.00
                             Class A-4 Interest Distributable Amount                             $765,086.96
                             Class A-5 Interest Distributable Amount                             $471,296.67
                             Noteholders' Principal Distributable Amount                       $8,880,811.12
                             Certificate Holders Interest Distributable Amount                   $154,770.09
                             Certificate Holders Principal Distributable Amount                $1,118,490.06
                             Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                                  $0.00
                             Supplemental Servicing Fees (not otherwise paid to Servicer)              $0.00
                             Spread Account Deposit                                                    $0.00
                                                                                              --------------
           Total Amounts Payable on Distribution Date                                                                $11,598,521.76
                                                                                                                     ==============


                                Page 1 (1997-A)

 II.     Available Funds

         Collected Funds (see V)
                                Payments Received                                               $10,740,795.71
                                Liquidation Proceeds (excluding Purchase Amounts)                  $626,868.63       $11,367,664.34
                                                                                                --------------

         Purchase Amounts                                                                                                     $0.00

         Monthly Advances

                                Monthly Advances - current Monthly Period (net)                      $1,089.44
                                Monthly Advances - Outstanding Monthly Advances
                                   not otherwise reimbursed to the Servicer                              $0.00            $1,089.44
                                                                                                --------------

         Income from investment of funds in Trust Accounts                                                               $52,302.17
                                                                                                                     --------------

         Available Funds                                                                                             $11,421,055.95
                                                                                                                     ==============

 III.    Amounts Payable on Distribution Date

         (i)(a)     Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                               $0.00

         (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                                $0.00

         (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                           $0.00

         (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                         Owner Trustee                                                                   $0.00
                         Administrator                                                                   $0.00
                         Indenture Trustee                                                               $0.00
                         Indenture Collateral Agent                                                      $0.00
                         Lockbox Bank                                                                    $0.00
                         Custodian                                                                       $0.00
                         Backup Servicer                                                                 $0.00
                         Collateral Agent                                                                $0.00                $0.00
                                                                                                --------------

         (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                                $208,066.86

         (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                              $0.00

         (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                    returned for insufficient funds (not otherwise reimbursed to Servicer)                                    $0.00

         (iv)       Class A-1  Interest Distributable Amount                                                                  $0.00
                    Class A-2  Interest Distributable Amount                                                                  $0.00
                    Class A-3  Interest Distributable Amount                                                                  $0.00
                    Class A-4  Interest Distributable Amount                                                            $765,086.96
                    Class A-5  Interest Distributable Amount                                                            $471,296.67

         (v)        Noteholders' Principal Distributable Amount
                         Payable to Class A-1 Noteholders                                                                     $0.00
                         Payable to Class A-2 Noteholders                                                             $8,880,811.12
                         Payable to Class A-3 Noteholders                                                                     $0.00
                         Payable to Class A-4 Noteholders                                                                     $0.00
                         Payable to Class A-5 Noteholders                                                                     $0.00

         (vi)       Certificate Holders Interest Distributable Amount                                                   $154,770.09

         (vii)      Unpaid principal balance of the Class A-1 Notes
                    after deposit to the Note Distribution Account of
                    any funds in the Spread Account Class A-1 Holdback Subaccount
                    (applies only on the Class A-1 Final Scheduled Distribution Date)                                         $0.00

         (viii)     Certificate Principal Distributable Amount                                                        $1,118,490.06

         (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                                  $0.00
                                                                                                                     --------------

                    Total amounts payable on Distribution Date                                                       $11,598,521.76
                                                                                                                     ==============


                                Page 2 (1997-A)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
        Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Class A-1 Maturity Shortfall

        Spread Account deposit:

                    Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                                        $0.00

        Reserve Account Withdrawal on any Determination Date:

                    Amount of excess, if any, of total amounts payable over Available Funds
                       (excluding amounts payable under item (vii) of Section III)                                            $0.00

                    Amount available for withdrawal from the Reserve
                       Account (excluding the Spread Account Class A-1 Holdback
                       Subaccount), equal to the difference between the
                       amount on deposit in the Reserve Account and the
                       Requisite Reserve Amount (amount on deposit in
                       the Reserve Account calculated taking into
                       account any withdrawals from or deposits to the
                       Reserve Account in respect of transfers of Subsequent Receivables)                                     $0.00

                    (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Spread Account Class A-1
                       Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                       Account, and deposited in the Collection
                       Account.)

                    Amount of withdrawal, if any, from the Reserve Account                                                    $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                    Amount by which (a) the remaining principal balance of the Class A-1 Notes
                    exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                 $0.00

                    Amount available in the Spread Account Class A-1 Holdback Subaccount                                      $0.00

                    (The amount by which the remaining principal
                    balance of the Spread Account Class A-1 Notes exceeds Available
                    Funds (after payment of amount set forth in item
                    (v) of Section III) shall be withdrawn by the
                    Indenture Trustee from the Spread Account Class A-1 Holdback
                    Subaccount, to the extent of funds available for
                    withdrawal from the Spread Account Class A-1 Holdback
                    Subaccount, and deposited in the Note
                    Distribution Account for payment to the Class
                    A-1 Noteholders)

                    Amount of withdrawal, if any, from the Spread Account Class A-1 Holdback Subaccount                       $0.00

        Deficiency Claim Amount:

                    Amount of excess, if any, of total amounts payable over funds available for withdrawal
                    from Reserve Amount, the Spread Account Class A-1 Holdback Subaccount and Available Funds                 $0.00

                    (on the Class A-1 Final Scheduled Distribution
                    Date, total amounts payable will not include the
                    remaining principal balance of the Class A-1 Notes
                    after giving effect to payments made under items
                    (v) and (vii) of Section III and pursuant to a
                    withdrawal from the Spread Account Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                    Amount of excess, if any, on the Distribution Date
                    on or immediately following the end of the Funding
                    Period, of (a) the sum of the Class A-1 Prepayment
                    Amount, the Class A-2 Prepayment Amount, the Class
                    A-3 Prepayment Amount, the Class A-4 Prepayment
                    Amount, and the Class A-5 Prepayment Amount over
                    (b) the amount on deposit in the Pre-Funding Account                                                      $0.00

        Class A-1 Maturity Shortfall:

                    Amount of excess, if any, on the Class A-1 Final
                    Scheduled Distribution Date, of (a) the unpaid
                    principal balance of the Class A-1 Notes over (b)
                    the sum of the amounts deposited in the Note
                    Distribution Account under item (v) and (vii) of
                    Section III or pursuant to a withdrawal from the
                    Spread Account Class A-1 Holdback Subaccount.                                                             $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account
        Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
        Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
        Shortfall or the Class A-1 Maturity Shortfall.)


                                     Page 3 (1997-A)

  V.  Collected Funds

      Payments Received:
                     Supplemental Servicing Fees                                                     $0.00
                     Amount allocable to interest                                             2,925,928.25
                     Amount allocable to principal                                            7,814,867.46
                     Amount allocable to Insurance Add-On Amounts                                    $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                              ------------

      Total Payments Received                                                                                        $10,740,795.71

      Liquidation Proceeds:
                     Gross amount realized with respect to Liquidated Receivables               692,004.23

                     Less: (i) reasonable expenses incurred by Servicer
                        in connection with the collection of such Liquidated
                        Receivables and the repossession and disposition
                        of the related Financed Vehicles and (ii) amounts
                        required to be refunded to Obligors on such Liquidated Receivables      (65,135.60)
                                                                                              ------------

      Net Liquidation Proceeds                                                                                          $626,868.63

      Allocation of Liquidation Proceeds:
                     Supplemental Servicing Fees                                                     $0.00
                     Amount allocable to interest                                                    $0.00
                     Amount allocable to principal                                                   $0.00
                     Amount allocable to Insurance Add-On Amounts                                    $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                         $0.00                    $0.00
                                                                                              ------------           --------------

      Total Collected Funds                                                                                          $11,367,664.34
                                                                                                                     ==============

 VI.  Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                 $0.00
                     Amount allocable to interest                                                    $0.00
                     Amount allocable to principal                                                   $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                         $0.00

      Purchase Amounts - Administrative Receivables                                                                           $0.00
                     Amount allocable to interest                                                    $0.00
                     Amount allocable to principal                                                   $0.00
                     Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                              ------------

      Total Purchase Amounts                                                                                                  $0.00
                                                                                                                     ==============

 VII. Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                      $508,711.38

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                     Payments received from Obligors                                          ($221,336.34)
                     Liquidation Proceeds                                                            $0.00
                     Purchase Amounts - Warranty Receivables                                         $0.00
                     Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                              ------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                      ($221,336.34)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                     ($221,336.34)

      Remaining Outstanding Monthly Advances                                                                            $287,375.04

      Monthly Advances - current Monthly Period                                                                         $222,425.78
                                                                                                                     --------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                        $509,800.82
                                                                                                                     ==============


                                Page 4 (1997-A)

  VIII.    Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

       Payments received allocable to principal                                                                       $7,814,867.46
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables during the Monthly Period                                    $2,184,433.72
       Purchase Amounts - Warranty Receivables allocable to principal                                                         $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                                   $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                         $0.00
       Cram Down Losses                                                                                                       $0.00
                                                                                                                      -------------

       Principal Distribution Amount                                                                                  $9,999,301.18
                                                                                                                      =============

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

       Multiplied by the Class A-1 Interest Rate                                                  5.500%

       Multiplied by actual days in the period or in the case of the first
       Distribution Date, by 25/360                                                          0.08611111                       $0.00
                                                                                        ---------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                      -------------

       Class A-1 Interest Distributable Amount                                                                                $0.00
                                                                                                                      =============

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                        $0.00

       Multiplied by the Class A-2 Interest Rate                                                  6.125%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360           0.08333333                       $0.00
                                                                                        ---------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                      -------------

       Class A-2 Interest Distributable Amount                                                                                $0.00
                                                                                                                      =============

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                        $0.00

       Multiplied by the Class A-3 Interest Rate                                                  6.400%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360           0.08333333                       $0.00
                                                                                        ---------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                      -------------

       Class A-3 Interest Distributable Amount                                                                                $0.00
                                                                                                                      =============

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)              $138,581,789.81

       Multiplied by the Class A-4 Interest Rate                                                  6.625%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360           0.08333333                 $765,086.96
                                                                                        ---------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                      -------------

       Class A-4 Interest Distributable Amount                                                                          $765,086.96
                                                                                                                      =============


                                Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                $83,170,000.00

       Multiplied by the Class A-5 Interest Rate                                                   6.800%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333                $471,296.67
                                                                                           -------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                      -------------

       Class A-5 Interest Distributable Amount                                                                          $471,296.67
                                                                                                                      =============

H.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                     $0.00
       Class A-2 Interest Distributable Amount                                                     $0.00
       Class A-3 Interest Distributable Amount                                                     $0.00
       Class A-4 Interest Distributable Amount                                               $765,086.96
       Class A-5 Interest Distributable Amount                                               $471,296.67

       Noteholders' Interest Distributable Amount                                                                     $1,236,383.63
                                                                                                                      =============

I.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                       $9,999,301.18

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
          Distribution Amount, the initial principal balance of the Class
          A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
          Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
          Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
          Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
          Accounting Date for the preceding Distribution Date)                                     88.81%             $8,880,811.12
                                                                                           -------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                                      $0.00
                                                                                                                      -------------

       Noteholders' Principal Distributable Amount                                                                    $8,880,811.12
                                                                                                                      =============

J.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to
       Class A-1 Notes (equal to entire Noteholders' Principal Distributable
       Amount until the principal balance of the Class A-1 Notes is reduced to zero)                                          $0.00
                                                                                                                      =============

       Amount of Noteholders' Principal Distributable Amount payable to
       Class A-2 Notes (no portion of the Noteholders' Principal
       Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
       thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                   $8,880,811.12
                                                                                                                      =============


                                Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

           Certificate Holders Monthly Interest Distributable Amount:

           Certificate Balance (as of the close of business
              on the preceding Distribution Date)                                            $27,928,437.01

           Multiplied by the Certificate Pass-Through Rate                                            6.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360           0.08333333             $154,770.09
                                                                                             --------------

           Plus any unpaid Certificate Interest Carryover Shortfall                                                           $0.00
                                                                                                                      -------------

           Certificate Holders Interest Distributable Amount                                                            $154,770.09
                                                                                                                      =============

L.  Calculation of Certificate Principal Distributable Amount:

           Certificate Holders Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                      $9,999,301.18

           Multiplied by Certificateholders' Percentage ((i) for each
               Distribution Date before the principal balance of the Class A-1
               Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
               Principal Distribution Amount, 100% minus the Noteholders'
               Percentage (computed after giving effect to the retirement of the
               Class A-1 Notes) and (iii) for each Distribution Date
               thereafter, 100% minus Noteholders' Percentage)                                        11.19%          $1,118,490.06
                                                                                             --------------

           Unpaid Certificate Holders Principal Carryover Shortfall                                                           $0.00
                                                                                                                      -------------

           Certificate Holders Principal Distributable Amount                                                         $1,118,490.06
                                                                                                                      =============

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                          $0.00
                                                                                                                      -------------
                                                                                                                              $0.00
                                                                                                                      =============

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
             Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
             Principal Balance of Subsequent Receivables transferred to the
             Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
             of Subsequent Receivables over (ii) $0))                                                                         $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been reduced to $100,000
             or less as of the Distribution Date (see B below)                                                                $0.00
                                                                                                                      -------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                             Pre-Funded Amount                                                        $0.00
                                                                                             ---------------
                                                                                                                              $0.00
                                                                                                                      =============


                                Page 7 (1997-A)

   IX.     Pre-Funding Account (cont.)

           B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period
              (May 1997 Distribution Date) or the Pre-Funded Amount being
              reduced to $100,000 or less on any Distribution Date                                                  $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                        $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                        $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                        $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                        $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                        $0.00

           Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                        $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                             $0.00
           Class A-2 Prepayment Premium                                                                             $0.00
           Class A-3 Prepayment Premium                                                                             $0.00
           Class A-4 Prepayment Premium                                                                             $0.00
           Class A-5 Prepayment Premium                                                                             $0.00

           Certificate Prepayment Premium                                                                           $0.00


                                Page 8 (1997-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
              A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
              Class A-5 Notes, and Certificates:

                   Product of (x)  6.34% (weighted average interest of Class A-1 Interest Rate,
                   Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                   Class A-5 Interest Rate and Certificate Interest Rate (based on the outstanding
                   Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the
                   Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                   Distribution Date) and (z) 0 (the number of days until the May 1997 Distribution Date))                  $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                   Distribution Date) and (z) 0 (the number of days until the April 1997 Distribution Date)                ($0.00)
                                                                                                                     ------------
           Requisite Reserve Amount                                                                                        ($0.00)
                                                                                                                     ============

           Amount on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in the case of the
              first Distribution Date, as of the Closing Date                                                               $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
              Reserve Account (other than the Spread Account Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
              withdrawn from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                     $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the
              Spread Account Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                              $177,465.81

           Less: withdrawals from the Reserve Account (other than the Spread Account Class A-1 Holdback
              Subaccount) to cover the excess, if any, of total amount payable over Available Funds
              (see IV above)                                                                                         ($177,465.81)
                                                                                                                     ------------

           Amount remaining on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) after the Distribution Date                                                              $0.00
                                                                                                                     ============

   XI.     Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                  $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing
              Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date preceding
              the Distribution Date))                                                                                       $0.00

           Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback Subaccount to cover
              a Class A-1 Maturity Shortfall (see IV above)                                                                 $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account Class A-1 Holdback Subaccount
              on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the
              Spread Account Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee to the General Partners)                                   $0.00
                                                                                                                     ------------
           Spread Account Class A-1 Holdback Subaccount immediately following the Distribution Date                         $0.00
                                                                                                                     ============


                                Page 9 (1997-A)

 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period     $249,680,226.82
       Multiplied by Basic Servicing Fee Rate                                               1.00%
       Multiplied by Months per year                                                    0.083333%
                                                                                 ---------------

       Basic Servicing Fee                                                                          $208,066.86

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

       Supplemental Servicing Fees                                                                        $0.00
                                                                                                    -----------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $208,066.86
                                                                                                                        ===========

XIII.  Information for Preparation of Statements to Noteholders

         a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                            $0.00
                   Class A-4 Notes                                                                                  $138,581,789.81
                   Class A-5 Notes                                                                                   $83,170,000.00

         b.   Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                            $0.00
                   Class A-4 Notes                                                                                    $8,880,811.12
                   Class A-5 Notes                                                                                            $0.00

         c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                            $0.00
                   Class A-4 Notes                                                                                  $129,700,978.69
                   Class A-5 Notes                                                                                   $83,170,000.00

         d.   Interest distributed to Noteholders

                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                            $0.00
                   Class A-4 Notes                                                                                      $765,086.96
                   Class A-5 Notes                                                                                      $471,296.67

         e.   Remaining Certificate Balance                                                                          $26,809,946.95

         f.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              7.  Certificate Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
              8.  Certificate Principal Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00


                                Page 10 (1997-A)

XIV.  Information for Preparation of Statements to Noteholders (continued)
         g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                  $177,465.81
              2.  Spread Account Class A-1 Holdback Subaccount                                           $0.00
              3.  Claim on the Note Policy                                                               $0.00

         h.   Remaining Pre-Funded Amount                                                                                     $0.00

         i.   Remaining Reserve Amount                                                                                        $0.00

         j.   Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                               $0.00

         k.   Prepayment amounts
                  Class A-1 Prepayment Amount                                                                                 $0.00
                  Class A-2 Prepayment Amount                                                                                 $0.00
                  Class A-3 Prepayment Amount                                                                                 $0.00
                  Class A-4 Prepayment Amount                                                                                 $0.00
                  Class A-5 Prepayment Amount                                                                                 $0.00

         l.    Prepayment Premiums
                  Class A-1 Prepayment Premium                                                                                $0.00
                  Class A-2 Prepayment Premium                                                                                $0.00
                  Class A-3 Prepayment Premium                                                                                $0.00
                  Class A-4 Prepayment Premium                                                                                $0.00
                  Class A-5 Prepayment Premium                                                                                $0.00

         m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                 paid by the Trustee on behalf of the Trust                                                             $208,066.86

         n.   Note Pool Factors (after giving effect to distributions on the
                 Distribution Date)
                  Class A-1 Notes                                                                                        0.00000000
                  Class A-2 Notes                                                                                        0.00000000
                  Class A-3 Notes                                                                                        0.00000000
                  Class A-4 Notes                                                                                        0.78449754
                  Class A-5 Notes                                                                                        1.00000000

XV.   Information for Preparation of Statements to Certificateholders
         a.   Aggregate Certificate Balance as of first day of Monthly Period                                        $27,928,437.01

         b.   Amount distributed to Certificateholders allocable to principal                                         $1,118,490.06

         c.   Aggregate Certificate Balance (after giving effect to
                 distributions on the Distribution Date)                                                             $26,809,946.95

         d.   Interest distributed to Certificateholders                                                                $154,770.09

         e.   Remaining Certificate Balance                                                                          $26,809,946.95

         f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                             $0.00
                  Class A-2 Notes                                                                                             $0.00
                  Class A-3 Notes                                                                                             $0.00
                  Class A-4 Notes                                                                                   $129,700,978.69
                  Class A-5 Notes                                                                                    $83,170,000.00

         g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
              7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
              8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)          $0.00

         h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                  $177,465.81
              2.  Spread Account                                                                         $0.00
              3.  Claim on the Certificate Policy                                                        $0.00

         i.   Remaining Pre-Funded Amount                                                                                     $0.00

         j.   Remaining Reserve Amount                                                                                        $0.00

         k.   Certificate Prepayment Amount                                                                                   $0.00

         l.   Certificate Prepayment Premium                                                                                  $0.00

         m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                 paid by the Trustee on behalf of the Trust                                                             $208,066.86

         n.   Certificate Pool Factor (after giving effect to distributions on the Distribution Date)                    0.34593480


                                Page 11 (1997-A)

   XVI.  Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                          $774,999,994.84
                   Subsequent Receivables                                                                                  $0.00
                                                                                                                 ---------------
                   Original Pool Balance at end of Monthly Period                                                $774,999,994.84
                                                                                                                 ===============
                   Aggregate Principal Balance as of preceding Accounting Date                                    249,680,226.82
                   Aggregate Principal Balance as of current Accounting Date                                     $239,680,925.64

    Monthly Period Liquidated Receivables                          Monthly Period Administrative Receivables

                                   Loan #        Amount                                               Loan #          Amount
                     see attached listing     2,184,433.72                              see attached listing              -
                                                     $0.00                                                            $0.00
                                                     $0.00                                                            $0.00
                                                     $0.00                                                            $0.00
                                             -------------                                                            -----
                                             $2,184,433.72                                                            $0.00
                                             =============                                                            =====

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                    19,897,629.08

           Aggregate Principal Balance as of the Accounting Date                            $239,680,925.64
                                                                                            ---------------

           Delinquency Ratio                                                                                     8.30171572%
                                                                                                                 ==========

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                              -------------------------------

                                       Name:  Scott R. Fjellman
                                              -------------------------------
                                       Title: Vice President / Securitization
                                              -------------------------------


                                     Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING DECEMBER 31, 1999


 I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                      $775,000,000.00

                          AGE OF POOL (IN MONTHS)                                       34

II.  Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date) of all
        Receivables delinquent more than 30 days with respect to all or
        any portion of a Scheduled Payment as of the Accounting Date                           $19,897,629.08



     Aggregate Principal Balance as of the Accounting Date                                    $239,680,925.64
                                                                                              ---------------

     Delinquency Ratio                                                                                                   8.30171572%
                                                                                                                    ===============


III. Average Delinquency Ratio

     Delinquency ratio - current Determination Date                                                8.30171572%

     Delinquency ratio - preceding Determination Date                                              7.58979556%

     Delinquency ratio - second preceding Determination Date                                       8.68752617%
                                                                                              ---------------

     Average Delinquency Ratio                                                                                           8.19301249%
                                                                                                                    ===============

IV.  Default Rate

     Cumulative balance of defaults as of the preceding Accounting Date                                             $118,302,889.02

          Add:    Sum of Principal Balances (as of the
                    Accounting Date) of Receivables that became
                    Liquidated Receivables during the Monthly
                    Period or that became Purchased Receivables
                    during Monthly Period (if delinquent more
                    than 30 days with respect to any portion of a
                    Scheduled Payment at time of purchase)

                                                                                                                      $2,184,433.72
                                                                                                                    ---------------

     Cumulative balance of defaults as of the current Accounting Date                                               $120,487,322.74

                  Sum of Principal Balances (as of the Accounting Date)
                     of 90+ day delinquencies                                                    5,551,034.56

                     Percentage of 90+ day delinquencies applied to defaults                           100.00%        $5,551,034.56
                                                                                              ---------------       ---------------

     Cumulative balance of defaults and 90+ day delinquencies as of the current
       Accounting Date                                                                                              $126,038,357.30
                                                                                                                    ===============

 V.  Cumulative Default Rate as a % of Original Principal Balance

     Cumulative Default Rate - current Determination Date                                          16.2630138%

     Cumulative Default Rate - preceding Determination Date                                        15.9108123%

     Cumulative Default Rate - second preceding Determination Date                                 15.6147618%


                                     Page 1 (1997-A)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $56,723,016.01

                 Add: Aggregate of Principal Balances as of the
                         Accounting Date (plus accrued and unpaid
                         interest thereon to the end of the Monthly
                         Period) of all Receivables that became
                         Liquidated Receivables or that became
                         Purchased Receivables and that were
                         delinquent more than 30 days with respect to
                         any portion of a Scheduled Payment as of the
                         Accounting Date                                                       $2,184,433.72
                                                                                               -------------
                      Liquidation Proceeds received by the Trust                                ($626,868.63)         $1,557,565.09
                                                                                               --------------        --------------

           Cumulative net losses as of the current Accounting Date                                                   $58,280,581.10

                      Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                                 $5,551,034.56

                      Percentage of 90+ day delinquencies applied to losses                            40.00%         $2,220,413.82
                                                                                               --------------        --------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                         $60,500,994.92
                                                                                                                     ==============

   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          7.8065800%

           Cumulative Net Loss Rate - preceding Determination Date                                                        7.5774682%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 7.4435098%


  VIII.    Classic/Premier Loan Detail
                                                                   Classic                 Premier                   Total
                                                                   -------                 -------                   -----
           Aggregate Loan Balance, Beginning                  $ 130,285,034.91         $119,395,191.91         $249,680,226.82
             Subsequent deliveries of Receivables                         0.00                    0.00                    0.00
             Prepayments                                         (1,138,603.48)          (1,618,895.92)          (2,757,499.40)
             Normal loan payments                                (2,510,400.19)          (2,546,967.87)          (5,057,368.06)
             Defaulted Receivables                               (1,423,388.94)            (761,044.78)          (2,184,433.72)
             Administrative and Warranty Receivables                      0.00                    0.00                    0.00
                                                              ----------------         ---------------         ---------------
           Aggregate Loan Balance, Ending                      $125,212,642.30         $114,468,283.34         $239,680,925.64
                                                              ================         ===============         ===============
           Delinquencies                                         13,088,183.47            6,809,445.61          $19,897,629.08
           Recoveries                                              $392,633.21             $234,235.42             $626,868.63
           Net Losses                                             1,030,755.73              526,809.36           $1,557,565.09


  VIII.    Other Information Provided to FSA

              A.    Credit Enhancement Fee information:

                    Aggregate Principal Balance as of the Accounting Date              $239,680,925.64
                    Multiplied by:  Credit Enhancement Fee  (19 bp's) * (30/360)                0.0158%
                        Amount due for current period                                                                    $37,949.48
                                                                                                                      =============

              B.    Dollar amount of loans that prepaid during the Monthly Period                                     $2,757,499.40
                                                                                                                      =============
                    Percentage of loans that prepaid during the Monthly Period                                           1.15048763%
                                                                                                                      =============


                                     Page 2 (1997-A)

           Spread Account Information                                                       $                   %

           Beginning Balance                                                          $20,847,019.85       8.69782182%

           Deposit to the Spread Account                                                       $0.00       0.00000000%
           Spread Account Additional Deposit                                           $1,000,000.00       0.41722135%
           Withdrawal from the Spread Account                                           ($177,465.81)     -0.07404252%
           Disbursements of Excess                                                      ($767,158.90)     -0.32007507%
           Interest earnings on Spread Account                                            $69,685.85       0.02907442%
                                                                                      ---------------      -----------

           Sub-Total                                                                  $20,972,080.99       8.75000000%
           Spread Account Recourse Reduction Amount                                            $0.00       0.00000000%
                                                                                      --------------       -----------
           Ending Balance                                                             $20,972,080.99       8.75000000%
                                                                                      ==============       ===========

           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association       $20,972,080.99       8.75000000%
                                                                                     ===============       ===========


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 1, 1999

 ----------------------------------------------------------------------------------------------------------------------------
                              Loss                       Default                     Loss Event                 Default Event
      Month               Performance                  Performance                   of Default                   of Default
 ----------------------------------------------------------------------------------------------------------------------------
         3                   1.06%                         2.18%                        1.31%                        2.56%
         6                   2.13%                         4.37%                        2.38%                        5.10%
         9                   3.08%                         6.33%                        3.33%                        7.39%
        12                   3.93%                         8.08%                        4.18%                        9.44%
        15                   5.05%                        10.41%                        5.30%                       12.16%
        18                   6.08%                        12.53%                        6.33%                       14.63%
        21                   6.98%                        14.37%                        7.23%                       16.78%
        24                   7.76%                        15.97%                        8.01%                       18.66%
        27                   8.16%                        16.81%                        8.41%                       19.63%
        30                   8.49%                        17.48%                        8.74%                       20.43%
        33                   8.78%                        18.08%                        9.03%                       21.11%
        36                   9.02%                        18.59%                        9.27%                       21.71%
        39                   9.14%                        18.83%                        9.39%                       21.99%
        42                   9.23%                        19.02%                        9.48%                       22.21%
        45                   9.31%                        19.19%                        9.56%                       22.40%
        48                   9.38%                        19.31%                        9.63%                       22.56%
        51                   9.43%                        19.42%                        9.68%                       22.69%
        54                   9.47%                        19.52%                        9.72%                       22.79%
        57                   9.51%                        19.58%                        9.76%                       22.87%
        60                   9.53%                        19.64%                        9.78%                       22.93%
        63                   9.54%                        19.67%                        9.79%                       22.97%
        66                   9.56%                        19.69%                        9.81%                       23.00%
        69                   9.57%                        19.70%                        9.82%                       23.01%
        72                   9.57%                        19.71%                        9.82%                       23.02%
 ----------------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 7.33%                            Yes___X____             No_________

           Cumulative Default Rate (see above table)                                           Yes________             No____X____

           Cumulative Net Loss Rate (see above table)                                          Yes________             No____X____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                 Yes________             No____X____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                    Yes________             No____X____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________             No____X____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                               Yes________             No____X____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA  FINANCIAL  LTD.

                                   By:
                                         -------------------------------------

                                   Name: Scott R. Fjellman
                                         -------------------------------------
                                   Title: Vice President / Securitization
                                         -------------------------------------

                                          Page 3 (1997-A)